UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2011

AMERICAN RENAL HOLDINGS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-170376	04-3477845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

66 Cherry Hill Drive Beverly, Massachusetts 01915
(Address of Principal Executive Office)

Registrant’s telephone number, including area code (978) 922-3080

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2011, the number of seats on the board of directors (the “Board”) of American Renal Holdings Inc., a Delaware corporation (the “Company”), was increased from six to seven, and Thomas Erickson was elected to serve as the seventh member of the Board. There are no arrangements or understandings between Mr. Erickson and any other persons pursuant to which he was selected as a director, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Erickson will participate in the Company’s current director compensation arrangements applicable to non-employee directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RENAL HOLDINGS INC.

Date: February 17, 2011	By:	/s/ Michael R. Costa
Michael R. Costa
Vice President, General Counsel and Secretary